                                                                   EXHIBIT 10.12




                                 June 21, 2001



Genomic Solutions Inc.
4355 Varsity Drive, Suite E
Ann Arbor, MI  48108
                                        AMENDMENT NO. 5 TO LETTER LOAN AGREEMENT
Gentlemen:

         This letter (this "Amendment"), effective as of June 1, 2001, amends the Letter Loan Agreement dated August 10, 1998 (as amended by the Amendment No. 1 to Letter Loan Agreement dated April 29, 1999, Amendment No. 2 to Letter Loan Agreement dated February 29, 2000 but effective as of September 30, 1999, Amendment No. 3 to Letter Loan Agreement dated March 24, 2000 and Amendment No. 4 to Letter Loan Agreement dated April 28, 2000, the "Agreement") by and between Comerica Bank, a Michigan banking corporation ("Bank"), and Genomic Solutions Inc., a Delaware corporation ("Company"). Terms used and not otherwise defined in this Amendment have the meanings ascribed to them in the Agreement.

         In consideration of the mutual promises made in this Amendment, and other valuable consideration, the receipt and sufficiency of which is acknowledged, Bank and Company agree as follows:

         1. The first unnumbered paragraph on page one of the Agreement is amended by replacing the term "Thirty Two Million Dollars ($32,000,000)" with the term "Two Million Five Hundred Thousand Dollars ($2,500,000)."

         2. In Section 1 of the Agreement, the definitions of "Cash," "Cash Equivalents," "Liquid Assets" and "unencumbered" are deleted in their entirety.

         3. Section 2 of the Agreement is amended by replacing the term "Thirty Two Million Dollars ($32,000,000)" with the term "Two Million Five Hundred Thousand Dollars ($2,500,000)."

         4. Section 2A of the Agreement is amended and restated to read in its entirety:

         2A. Standby letters of credit ("Letters of Credit") may be issued by Bank on behalf of Company from time to time under the Line of Credit. The aggregate undrawn amount of the Letters of Credit plus the aggregate amount of draws under Letters of Credit paid by Bank and not reimbursed by Company shall not exceed $250,000 at any time. Letters of Credit shall be on terms and conditions (including fees) and issued subject to


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Genomic Solutions Inc.
June 21, 2001
Page 2


         documentation acceptable to Bank. Each Letter of Credit shall expire on the earlier to occur of 360 days from its date of issuance and the maturity date as set forth in the Note.

         5. Subsection 4(g) (Consolidated Effective Tangible Net Worth covenant), Subsection 4(i) (Consolidated Working Capital covenant), Subsection 4(m) (covenant to close subordinated debt offering which has since been repaid), Subsection 4(n) (liquidity covenant) and Subsection 4(o) (cash collateral requirement) are deleted in their entirety.

         6. Subsection 4(h) is re-denominated as Subsection 4(g); Subsection 4(j) is re-denominated subsection 4(h); Subsection 4(k) is re-denominated subsection 4(i); and Subsection 4(l) is re-denominated subsection 4(j).

         7. Subsection 4(a) is amended by deleting the word "and" at the end of clause (vi), re-denominating clause (vii) as clause (viii) and inserting the following new clause (vii) immediately following clause (vi):

            "(vi) Within 5 business days of filing with the Securities and Exchange Commission, copies of each of the Company's quarterly reports on Form 10Q; and"

         8. Subsection 4(a)(ii) as amended and restated in its entirety to read:

            "(ii) As soon as available, and in any event no later than forty-five (45) days after and as of the end of each fiscal quarter of Company, consolidating financial statements of Company and its Subsidiaries, containing the consolidating balance sheets of Company and its Subsidiaries as of the end of each such fiscal quarter, consolidating statements of income and retained earnings and statements of cash flows for Company and its Subsidiaries for each such fiscal quarter and for the portion of the fiscal year of Company and its Subsidiaries through the end of the fiscal quarter then ending, and such other comments and financial details as are usually included in similar reports. Such financial statements shall be prepared by Company in accordance with GAAP, and on a basis consistent with annual statements to be furnished to Bank pursuant to sub-section (i) above, shall be in such detail as Bank may reasonably require, and shall be certified as to accuracy and fairness by the chief executive officer or chief financial officer of Company;"

         9. The form of promissory note annexed to this Amendment as Exhibit A is substituted for the form of promissory note annexed to the Agreement as Exhibit A.

         10. Company shall reimburse Bank for (a) up to $1,000 of Bank's reasonable attorney fees and (b) all other out-of-pocket expenses incurred by Bank in connection with the closing of the transactions contemplated by this Amendment.



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
Genomic Solutions, Inc.
June________, 2001
Page 3

         11. The Company hereby reaffirms the representations and warranties set forth in Section 3 of the Agreement and acknowledges and confirms that those representations and warranties are continuing representations and warranties during the life of the Agreement.

         12. The effectiveness of this Amendment is conditioned on the Bank's receipt of a fully executed promissory note in the form annexed hereto as Exhibit A.

         13. Except as amended by this Amendment, the terms of the Agreement and the other Loan Documents shall remain in full force and effect.

         14. If the foregoing is acceptable to Company, please indicate such with the authorized signature of Company as provided below.

                                             Very truly yours,

                                             COMERICA BANK


                                             By: Ronald M. Ruks
                                                 -------------------------------

                                             Its: Assistant Vice President
                                                 -------------------------------


ACCEPTED AND AGREED:

GENOMIC SOLUTIONS INC.


By:      Steven Richvalsky
         ---------------------------
Its:     Chief Financial Officer &
         ---------------------------
         Executive Vice President
         ---------------------------

Dated:   June 21, 2001, but it is acknowledged
and agreed that the foregoing amendment shall be effective as of June 1, 2001.












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

[COMERICA LOGO]            MASTER REVOLVING NOTE
                           Variable Rate-Maturity Date-Optional Advances (Business and Commercial Loans Only)
====================================================================================================================================

AMOUNT                                NOTE DATE                 MATURITY DATE                    TAX IDENTIFICATION NUMBER
$2,500,000                            June 21, 2001,            June 30, 2002                               38-3383038
                                      but effective as of
                                      June 1, 2001
------------------------------------------------------------------------------------------------------------------------------------

ON THE MATURITY DATE, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, Two Million Five Hundred Thousand Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the Bank's prime rate from time to time in effect, and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's prime rate changes. Interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the first day of each month commencing July 1, 2001, until the Maturity Date (set forth above) when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

Upon the occurrence and at any time during the continuance of any "Event of Default" under that certain Letter Agreement dated as of August 10, 1998, by and between the undersigned and Bank, as the same may be amended from time to time, Bank may, at its option and without prior notice to the undersigned, declare any or all of the Indebtedness (whether under this Note or otherwise) to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned, charge interest at the default rate provided in the document evidencing the relevant Indebtedness, and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (including, without limitation, said Letter Agreement) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns. The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the Michigan Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF MICHIGAN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25% PER ANNUM, OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS.

This Note replaces by renewal the undersigned's Master Revolving Note dated April 28, 2000 in favor of the Bank in the principal amount of $32,000,000.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

   GENOMIC SOLUTIONS INC.                   By: Steven Richvalsky
-----------------------------------------      ----------------------
Its: Chief Financial Officer and
    ----------------------------
     Executive Vice President
    ----------------------------

    OBLIGOR NAME TYPED/PRINTED                    SIGNATURE OF                       TITLE (if applicable)

                                            By:
                                               ----------------------
Its:
    ------------------------
                                                  SIGNATURE OF                       TITLE (if applicable)

                                            By:
                                               ----------------------
Its:
    ------------------------
                                                  SIGNATURE OF                       TITLE (if applicable)

                                            By:
                                               ----------------------
Its:
    ------------------------
                                                  SIGNATURE OF                       TITLE (if applicable)

4355 Varsity Drive, Suite E                           Ann Arbor             Michigan       48108
------------------------------------------------------------------------------------------------------
STREET ADDRESS                                        CITY                  STATE          ZIP CODE




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
---------------------------------------------------------------------------------------------------------------------------------

 FOR BANK USE ONLY                                                                          CCAR #
---------------------------------------------------------------------------------------------------------------------------------

LOAN OFFICER INITIALS         LOAN GROUP NAME       OBLIGOR NAME

---------------------------------------------------------------------------------------------------------------------------------

LOAN OFFICER ID. NO.          LOAN GROUP NO.        OBLIGOR NO.               NOTE NO.                    AMOUNT

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


























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